INCOME TAXES (10K)	9 Months Ended	12 Months Ended
	Mar. 31, 2017	Jun. 30, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
8. INCOME TAXES

For the three and nine months ended March 31, 2017, income tax expense of $209 thousand and $94 thousand, respectively, (substantially all deferred income taxes) were recorded. The expense are based upon income before income taxes using an estimated annual effective income tax rate of 31% for the fiscal year ending June 30, 2017. The provision for the nine months ended March 31, 2017 consists of a charge for the tax effect of the change in the fair value of warrant liabilities which was treated discretely offset by a tax benefit based upon income before benefit for income taxes using the estimated annual effective income tax rate of 23% for the fiscal year ending June 30, 2017. All of those warrants were exercised as of September 30, 2016.

For the three and nine months ended March 31, 2016, an income tax benefit/(provision) of $93 thousand and $(88) thousand respectively, (substantially all deferred income taxes) were recorded. The benefit (provision) consist of a charge for the tax effect of the change in the fair value of warrant liabilities which was treated discretely offset by a tax benefit based upon loss before benefit (provision) for income taxes using an estimated annual effective income tax rate of 33% for the fiscal year ended June 30, 2016.

13. INCOME TAXES

The Company has significant deferred tax assets, a substantial amount of which result from operating loss carryforwards. The Company routinely evaluates its ability to realize the benefits of these assets to determine whether it is more likely than not that such benefit will be realized. In periods prior to the year ended June 30, 2014, the Company’s evaluation of its ability to realize the benefit from its deferred tax assets resulted in a full valuation allowance against such assets. Based upon earnings performance that the Company had achieved along with the belief that such performance will continue into future years, the Company determined during the year ended June 30, 2014 that it was more likely than not that a substantial portion of its deferred tax assets would be realized with approximately $64 million of its operating loss carryforwards being utilized to offset corresponding future years’ taxable income resulting in a reduction in its valuation allowances recorded in prior years.

In addition to considering recent periods’ performance, the evaluation of the amount of deferred tax assets expected to be realized involves forecasting the amount of taxable income that will be generated in future years. The number of connections added in a service year is a key metric which, in the Company’s recurring revenue service model, becomes an important ingredient in driving future growth and earnings. The Company has forecasted future results using estimates that management believes to be achievable. With respect to its forecasts, the Company also has taken into account several industry analysts who have projected that demand for technology and services similar to the Company’s will continue to grow in the markets the Company serves.

If in future periods the Company demonstrates its ability to grow taxable income in excess of the forecasts it has used, it will re-evaluate the need to keep some, or all, of the remaining valuation allowances of approximately $23 million on its deferred tax assets.

The benefit (provision) for income taxes for the years ended June 30, 2016, 2015 and 2014 is comprised of the following:

($ in thousands)	2016	2015	2014
Current:
Federal	$(7)	$(58)	$(21)
State	(38)	(6)	-
	(45)	(64)	(21)

Deferred:
Federal	407	365	20,970
State	253	(590)	6,306
	660	(225)	27,276

	$615	$(289)	$27,255

The provision for income taxes for the year ended June 30, 2015 includes $396 thousand for the state and federal income tax effects of a decrease in the applicable state tax rate used to tax effect deferred tax assets caused by a state income tax law change.

A reconciliation of the benefit (provision) for income taxes for the years ended June 30, 2016, 2015 and 2014 to the indicated benefit (provision) based on income (loss) before benefit (provision) for income taxes at the federal statutory rate of 34% is as follows:

($ in thousands)	2016		2015	2014

Indicated benefit (provision) at federal statutory rate of 34%	$2,523		$272	$(94)
Effects of permanent differences	(2,040	(A)	(215)	(8)
State income taxes, net of federal benefit	199		(410)	(18)
Income tax credits	70		40	-
Changes related to prior years	-		187	-
Changes in valuation allowances	(137		(163)	27,375
	$615		$(289)	$27,255

(A)	Increase in the effects of permanent differences due to the tax effect of the change in fair value of warrant liabilities in 2016

At June 30, 2016 the Company had federal operating loss carryforwards of approximately $162 million to offset future taxable income expiring through approximately 2036. The timing and extent to which the Company can utilize operating loss carryforwards in any year may be limited by provisions of the Internal Revenue Code regarding changes in ownership of corporations (i.e. IRS Code Section 382). The changes in ownership limitations under IRS Code Section 382 have had the effect of limiting the maximum amount of operating loss carryforwards as of June 30, 2016 available for use to offset future years’ taxable income to approximately $124 million. Those operating loss carryforwards start to expire June 30, 2022.

The net deferred tax assets arose primarily from net operating loss carryforwards, as well as the use of different accounting methods for financial statement and income tax reporting purposes as follows:

	June 30,
($ in thousands)	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$46,691	$46,919
Asset reserves	1,713	792
Deferred research and development costs	1,356	1,009
Intangibles	539	606
Deferred gain on assets under sale-leaseback transaction	331	632
Stock-based compensation	377	224
Other	379	437
	51,386	50,619
Deferred tax liabilities:
Fixed assets	(528)	(492)
Intangibles and goodwill	-	(84)
Deferred tax assets, net	50,858	50,043
Valuation allowance	(23,134)	(22,997)
Deferred tax assets (liabilties), net of allowance	27,724	27,046

Less current portion	2,271	1,258
Deferred tax assets (liabilties), non-current	$25,453	$25,788